Exhibit 99.2


                         IDI Global, Inc.


                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, Melanie Young, Principal Financial Officer of IDI Global, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, as amended, fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 14, 2003
                                           /s/ Melanie Young
                                          ____________________________________
                                          Melanie Young
                                          Principal Financial Officer